EUDA

Company Overview

Singapore-based Healthcare IT company founded in 2019

Growing list of SME and Fortune 500 customers

Currently operating in Singapore, Malaysia and Vietnam

Transaction Highlights

Target close: Q4 2022

Proposed ticker (NASDAQ): EUDA

Pro forma valuation: $583M EV

- 2.9x 2023 Revenue
- 13.8x 2023 EBITDA

Pro forma ownership:

- EUDA Shareholders: 82%
- IPO shareholders: 14%
- Sponsor shares: 4%
- Service providers: 0.3%

Use of proceeds: Product development and other AI technology research, business expansion, and potential strategic investment opportunities.

Business Overview

Believed to be the first-of-its-kind, a Southeast Asian digital healthcare ecosystem aimed at making healthcare more affordable and accessible, improving patient experience, and delivering better patient outcomes through personalized healthcare.

Proprietary unified AI platform quickly assesses a patient's medical history, triages a medical condition, digitally connects patients with clinicians, and predicts optimal treatment outcomes. Aims to build a fully integrated ecosystem for individuals, doctors, insurers, and employers.

Holistic approach supports patients through all stages of care, including wellness & prevention, urgent care & emergencies, pre-existing conditions, and aftercare services.

Key management team members have a combined 100 years of experience in healthcare, technology, insurance, and consumer experience.

Expects to operate across five countries throughout Southeast Asia by end of 2022.

Market Opportunity

Healthcare expenditure in Asia-Pac is projected to grow by 7% annually to US$2.4 trillion by 2022.

Growing need to minimize travel time, consultation wait time, and provide under-served segments wider access to healthcare

Health-tech usage in Southeast Asia grew 400% in 2020, with user engagement persisting post-lockdown.

Source: Google, Temasek, Bain & Company - e-Conomy SEA, 2020

Competitive Strengths

Disruptive Business Model	Rapid Diversification	Superior AI Driven Back-end	Visionary Management	Expanding Network
Unique **ecosystem-based business model** integrates a full continuum of healthcare services with data analytics to provide patients with choice of treatment, price transparency, and **improved outcomes**	**Constant diversification** into new business verticals to **expand cross-selling opportunities** and **improve monetization channels**	**Comprehensive data analytics seamlessly distributed** across physicians, health plans, and corporate users to provide **superior patient experience and informed treatment options**	Key management team members have **combined 100 years' experience** in **healthcare, technology, insurance, and consumer experience**	Expects to operate across **5 countries** throughout Southeast Asia by end of 2022 with **our always-on approach**

Financial Forecast


Financial Forecast, USD'M
$1,500
$1,000
$500
$-
400%
300%
200%
100%
0%
356%
300%
84%
98%
83%
50.0
3.8
200.1
42.3
367.8
81.7
728.2
187.6
1,335.2
377.2
2022F
2023F
2024F
2025F
2026F
Revenue
EBITDA
Revenue growth


Revenue by Service Care Line, USD'M
21.4 21.5 4.3 2.8
82.5 67.4 35.2 14.9
153.8 106.4 75.5 32.0
306.8 198.9 159.3 63.3
555.9 340.5 333.0 105.8
2022
2023
2024
2025
2026
Healthcare
LifeStyle & Wellness
Health Plans
Enablement

Notes:

- *Total number may differ due to rounding.*
- *Forecasts are based on Base case. Base Case projects existing services to go live in identified markets. The existing services are Medical Urgent Care, Campus Clinic & Workplace Health, Digital Pharmacy, and Medical Emergency Assistance. The identified markets are Singapore, Malaysia, Indonesia, Vietnam, and India. Growth rates are based on the following assumptions:*
    - *Economies of scale (expansion of healthcare, lifestyle & wellness service lines and enablement across the five markets);*
    - *Cross-selling opportunities between the eight service verticals;*
    - *Southeast Asia demands i.e., addressing gaps in the current markets; and*
    - *Surge in revenue growth is aligned with our expansion timeline.*